Exhibit 10.8

AMENDMENT NUMBER 5 TO THE
METROPOLITAN LIFE AUXILIARY SAVINGS AND INVESTMENT PLAN
(RESTATED JANUARY 1, 2015)

The Metropolitan Life Auxiliary Savings and Investment Plan (the “Plan”) is hereby amended, effective as of March 15, 2018, as follows:

Section 2.14 shall be replaced with the following:

“Plan” means the MetLife Auxiliary Match Plan.

IN WITNESS WHEREOF, Metropolitan Life Insurance Company has caused this Amendment to be executed on the 5th day of March, 2018, by the duly authorized individual below.

METROPOLITAN LIFE INSURANCE COMPANY

By:     /s/ Andrew J. Bernstein
Print Name:     Andrew Bernstein
Title:         Vice President
Witnessed by:     /s/ Danielle Hodorowski